Dr. Michael Rahm Vice President Market Analysis and Strategic Planning CFI Annual Meeting Whistler, BC August 11, 2009 Crop Nutrient Situation and Outlook Exhibit 99.1

CFI Annual Meeting August 11, 2009
Safe Harbor Statement
This publication contains forward-looking statements within the meaning of the Private Securities
Litigation Reform Act of 1995.  Such statements include, but are not limited to, statements about future financial and operating results.  Such statements are based upon the current beliefs and expectations of The Mosaic Company’s management and are subject to significant risks and uncertainties.
These risks and uncertainties include but are not limited to the predictability and volatility of, and customer expectations about, agriculture, fertilizer, raw material, energy and transportation markets that are subject to competitive and other  pressures and the effects of the current economic and financial turmoil; the build-up of inventories in the distribution channels for crop nutrients; changes in foreign currency and exchange rates; international trade risks; changes in government policy;
changes in environmental and other governmental regulation, including greenhouse gas regulation;
difficulties or delays in receiving, or increased costs of, necessary governmental permits or approvals; the effectiveness of our processes for managing our strategic priorities; adverse weather conditions affecting operations in Central Florida or the Gulf Coast of the United States, including potential hurricanes or excess rainfall; actual costs of asset retirement, environmental remediation, reclamation or other environmental regulation differing from management’s current estimates;
accidents and other disruptions involving Mosaic’s operations, including brine inflows at its
Esterhazy, Saskatchewan potash mine and other  potential mine fires, floods, explosions, seismic events or releases of hazardous or volatile chemicals, as well as other risks and uncertainties reported from time to time in The Mosaic Company’s reports filed with the Securities and Exchange
Commission.  Actual results may differ from those set forth in the forward-looking statements.

CFI Annual Meeting August 11, 2009
2008/09 Post Mortem
Collapse of shipments, use and production
De-stocking from the pipeline to farm field
Lessons learned
2009/10 Prospects
Key near term drivers
Handicapping potential scenarios
Long Term Outlook
Strong demand drivers still intact
Handicapping the race between demand and supply growth
Topics

CFI Annual Meeting August 11, 2009
2008/09 Post Mortem
Collapse of shipments, use and production
De-stocking from the pipeline to farm field
Lessons learned
2009/10 Prospects
Key near term drivers
Handicapping potential scenarios
Long Term Outlook
Strong demand drivers still intact
Handicapping the race between demand and supply growth
Topics

Mil Tonnes P_2O_5
World Phosphate Use
Source: IFA May 2009
Upside
Downside
Baseline
48
46
44
42
40
38
36
34
32
00
01
02
03
04
05
06
07
08
09
10
11
12
13

Mil Tonnes K_2O
World Potash Use
Source: IFA May 2009
Upside
Downside
Baseline
34
32
30
28
26
24
22
20
00
01
02
03
04
05
06
07
08
09
10
11
12
13

CFI Annual Meeting August 11, 2009
Collapse of global crop nutrient use (particularly P&K)
World Nitrogen Use
80
85
90
95
100
105
110
115
00 01 02 03 04 05 06 07 08 09 10 11 12 13
Source:  IFA May 2009
Mil Tonnes
Upside Downside Baseline
2008/09 Decline in Crop Nutrient Use
Baseline Downside Upside
Nitrogen -1.5% -2.4% -0.5%
Phosphate -7.0% -9.7% -5.8%
Potash -14.3% -18.1% -13.5%
Source:  IFA  May 2009

5
CFI Annual Meeting August 11, 2009
Collapse in NA phosphate shipments and use
U.S. DAP/MAP shipments were less than the
minimum of the five-year range in 8 months of the
2008/09 fertilizer year.  Shipments were
especially slow during the traditionally strong
shipment months such as Oct, Nov, Mar, Apr and
May.
We estimate that U.S. phosphate use declined
15% to 20% in 2008/09 due to a sharp drop in
application rates.  Inventory, production and trade
statistics indicate that implied domestic shipments
of DAP/MAP declined 39% or more than 3.0
million tons in 2008/09.  We estimate that
domestic pipeline inventories likely declined
800,000 to 1.0 million tons in 2008/09.
U.S. DAP and MAP Domestic Shipments
0.0
0.1
0.2
0.3
0.4
0.5
0.6
0.7
0.8
0.9
1.0
Jul Aug Sep Oct Nov Dec Jan Feb Mar Apr May Jun
Mil Tons
MIN MAX Range (2003/04-2007/08) 2008/09 3-Yr Average
Source: TFI and Mosaic
U.S. Phosphate Use and DAP/MAP Shipments
1.50
2.00
2.50
3.00
3.50
4.00
4.50
5.00
5.50
95 96 97 98 99 00 01 02 03 04 05 06 07 08 09E
Mil Tons
4.50
5.00
5.50
6.00
6.50
7.00
7.50
8.00
8.50
Mil Tons
DAP/MAP
Phosphate Use DAP/MAP Shipments Estimated DAP/MAP Use
Source: AAPFCO, TFI and Mosaic
Fertilizer Year Ending June 30
P
2
O

CFI Annual Meeting August 11, 2009
Collapse in NA potash shipments and use
NA MOP monthly shipments trended downward
throughout the 2008/09 fertilizer year.  Implied
May shipments of about 230,000 tons KCL were
approximately 1.0 million tons less than the three-
year average for this peak shipping month.
NA offshore exports also declined 47% or 5.5
million tons KCL in 2008/09.
We estimate that NA potash use declined 35% to
40% in 2008/09 due to a collapse of application
rates.  Inventory, production and trade statistics
indicate that implied domestic shipments of MOP
plunged 50% or 5.3 million tons KCL in 2008/09.
We estimate that domestic MOP pipeline
inventories likely declined 1.4 to 1.6 million tons
KCL 2008/09.
North America MOP Domestic Shipments
0.0
0.2
0.4
0.6
0.8
1.0
1.2
1.4
1.6
Jul Aug Sep Oct Nov Dec Jan Feb Mar Apr May Jun
Mil Tons
KCL
MIN MAX Range (2003/04-2007/08) 2008/09 3-Yr Average
Source: IPNI and Mosaic
North America Potash Use and MOP Shipments
0
1
2
3
4
5
6
7
8
95 96 97 98 99 00 01 02 03 04 05 06 07 08 09E
Mil Tons
5
6
7
8
9
10
11
12
13
Mil Tons
KCL
Ag Use Total Shipments Estimated Use
Source: IPNI and Mosaic
Fertilizer Year Ending June 30
K O
2

CFI Annual Meeting August 11, 2009
Large production declines when warehouses filled
U.S. DAP and MAP Producer Stocks
0.0
0.5
1.0
1.5
2.0
2.5
Jul Aug Sep Oct Nov Dec Jan Feb Mar Apr May Jun
Mil Tons
MIN MAX Range (2003/04-2007/08) 2008/09 3-Yr Average
Source: TFI and Mosaic
Phosphate
DAP/MAP stocks held by U.S. producers at on-
and off-site facilities peaked on December 31,
2008.  Stocks on June 30, 2009 were in line with
the low levels of a year earlier.
A small up-tick in domestic shipments coupled
with near-normal exports and moderate operating
rates during the first half of 2009 resulted in the
900,000 ton decline in producer stocks.
U.S. phosphoric acid operating rates dropped to
just 30% in Dec and Jan when products stopped
flowing through the distribution pipeline.
U.S. Phosphoric Acid Production and Op. Rates
0.2
0.3
0.4
0.5
0.6
0.7
0.8
0.9
1.0
Jul Aug Sep Oct Nov Dec Jan Feb Mar Apr May Jun
Mil Tons
P O
5
20
30
40
50
60
70
80
90
100
Percent
2008/09 Production 2008/09 Operating Rate
Source: TFI and Mosaic
2

CFI Annual Meeting August 11, 2009
Large production declines when warehouses filled
North America MOP Stocks
0.0
0.5
1.0
1.5
2.0
2.5
3.0
3.5
4.0
4.5
Jul Aug Sep Oct Nov Dec Jan Feb Mar Apr May Jun
Mil Tons
KCL
MIN MAX Range (2003/04-2007/08) 2008/09 3-Yr Average
Source: IPNI and Mosaic
Potash
MOP stocks held by NA producers at on- and off-
site facilities increased from record low levels
during the first quarter of the fertilizer year to
record high levels at the end of the year.
Producer stocks increased almost 3.1 million tons
KCL from the trough on August 31, 2008 to the
peak on June 30, 2009.
NA MOP operating rates remained at relatively
high levels through January but then plunged to
the 20%-30% range for the remainder of the
fertilizer year once the distribution system
plugged
NA MOP Production and Operating Rate 2008/09
0.2
0.3
0.4
0.5
0.6
0.7
0.8
0.9
1.0
1.1
1.2
Jul Aug Sep Oct Nov Dec Jan Feb Mar Apr May Jun
Mil Tons
K  O
0
10
20
30
40
50
60
70
80
90
100
Percent
2008/09 Production 2008/09 Operating Rate
Source: IPNI and Mosaic
2

CFI Annual Meeting August 11, 2009
De-stocking from the pipeline to farm field
De-stocking of the distribution pipeline
A key driver that is difficult to estimate
Assessments and estimates
Argentina
-
P (DAP/MAP/TSP):  Extremely low distribution pipeline inventories on June 30
• ~ 160,000 tonnes today vs. >500,000 tonnes one year ago vs. >300,000 tonnes two years ago
Argentina Processed Phosphate Import Demand
0.0
0.2
0.4
0.6
0.8
1.0
1.2
1.4
95 96 97 98 99 00 01 02 03 04 05 06 07 08 09F
Mil Tonnes
DAP MAP TSP
Source: Fertecon, IFA and Mosaic

CFI Annual Meeting August 11, 2009
De-stocking from the pipeline to farm field
De-stocking of the distribution pipeline
Assessments and estimates
Brazil
-
P (DAP/MAP/TSP):  Will get worked down to normal by the end of 2009
-
K:  Low levels and a need to re-stock for pre-plant application right now
Brazil Processed Phosphate Import Demand
0.0
0.5
1.0
1.5
2.0
2.5
3.0
3.5
4.0
95 96 97 98 99 00 01 02 03 04 05 06 07 08 09F
Mil Tonnes
DAP MAP TSP
Source: Fertecon, ANDA and Mosaic
Brazil MOP Import Demand
0.0
1.0
2.0
3.0
4.0
5.0
6.0
7.0
95 96 97 98 99 00 01 02 03 04 05 06 07 08 09F
Mil Tonnes
Source: Fertecon and Mosaic

CFI Annual Meeting August 11, 2009
De-stocking from the pipeline to farm field
De-stocking of the distribution pipeline
Assessments and estimates
North America
-
DAP/MAP:  800,000 to 1.0 million ton decline in pipeline inventories
-
MOP: 1.4 to 1.6 million ton decline in distribution pipeline inventories
U.S. Phosphate Use and DAP/MAP Shipments
1.50
2.00
2.50
3.00
3.50
4.00
4.50
5.00
5.50
95 96 97 98 99 00 01 02 03 04 05 06 07 08 09E
Mil Tons
P O
5
4.50
5.00
5.50
6.00
6.50
7.00
7.50
8.00
8.50
Mil Tons
DAP/MAP
Phosphate Use DAP/MAP Shipments Estimated DAP/MAP Use
Source: AAPFCO, TFI and Mosaic
Fertilizer Year Ending June 30
North America Potash Use and MOP Shipments
0
1
2
3
4
5
6
7
8
95 96 97 98 99 00 01 02 03 04 05 06 07 08 09E
Mil Tons
5
6
7
8
9
10
11
12
13
Mil Tons
KCL
Ag Use Total Shipments Estimated Use
Source: IPNI and Mosaic
Fertilizer Year Ending June 30
2
2
K O
2

CFI Annual Meeting August 11, 2009
De-stocking from the pipeline to farm field
De-stocking of farm fields
Farmers understand the science and economics of crop production
Universities call it soil science not soil alchemy
Farmers don’t starve their chickens and they don’t starve their corn or soybeans
Farmers optimize crop nutrient use
Farmers respond to record high crop nutrient prices
By drawing down soil inventories (more soil testing)
By using crop nutrients more efficiently (more VRT application)
Does 2008/09 mark a change in farming practices?
Or will farmers stop ‘beating their dog’ and ‘over-applying crop nutrients’?
Nutrient Removal by Crop
lbs Acre N
P O
2 5
Corn - 200 Bu Acre Yield
Grain 150 87 57
Stover 116 27 209
Total 266 114 266
Soybeans - 60 Bu Acre Yield
Grain 240 48 84
Stover 84 16 58
Total 324 64 142
Wheat - 80 Bu Acre Yield
Grain 120 40 28
Stover 46 14 156
Total 166 54 184
Source:  IPNI
K O
2

Estimated Nutrient Removal to Use
Nutrient Removal by Crops / (Fertilizer + Recoverable Manure Nutrients)
P
P2O5 Removal / Use
PRat2007
0.00 - 0.10
0.11 - 0.30
0.31 - 0.50
0.51 - 0.90
0.91 - 1.09
1.10 - 2.00
2.01 - 5.00
> 5.00
Map Produced By
PAQ Interactive,
for IPNI, May 2009
Sources: State and County Boundaries: ESRI; Fertilizer estimated using data from : AAPFCO, 1987 - 2007. Crop Removal and Recoverable Manure Nutrients calculated using data from: Census of Agriculture 1987 - 2007 USDA / NASS; NASS Quick Stats, 1986 - 2008 USDA / NASS, and Various State and regional NASS / ERS / USDA publications. Nutrient use by crops estimates from IPNI. 21 Crops include: Alfalfa Hay and Other Hay, Apples, Barley, Dry Beans, Canola, Corn for Grain and Corn for Silage, Cotton, Peanuts, Potatoes, Rice, Sorghum for Grain, Soybeans, Sugarbeets for Sugar and Sugarcane for Sugar, Sunflower seed, Sweet Corn, Tobacco, and Oranges. Nitrogen fixation by Legumes (Soybeans, Alfalfa, and Peanuts) is considered in this estimate, and is considered equvalent to 100% of these crops' Nitrogen Removal. Nutrient Removal values for crops, IPNI. Removal values adjusted by state for % of removing crops represented

CFI Annual Meeting August 11, 2009
1. Better risk management tools are needed all along the
crop nutrient supply chain
2. Many key market drivers simply are not predictable
3. Estimating inventories in the large global distribution
pipeline is key to accurate forecasting
4. P&K demand is more elastic than expected at extremely
high price levels
5. The cure for high prices is high prices and the cure for low prices is low prices
Lessons Learned

CFI Annual Meeting August 11, 2009
2008/09 Post Mortem
Collapse of shipments, use and production
De-stocking from the pipeline to farm field
Lessons learned
2009/10 Prospects
Key near term drivers
Handicapping potential scenarios
Long Term Outlook
Strong demand drivers still intact
Handicapping the race between demand and supply growth
Topics

CFI Annual Meeting August 11, 2009
Key near term drivers
Weather
Macroeconomic environment
Government policies
Intangibles (e.g. market momentum, customer sentiment, risk tolerance)
Crop nutrient demand, production and prices
Agricultural commodity prices and farm economics
Energy and raw materials costs
Income growth, exchange rates, credit availability
Key crop nutrient
market drivers
Uncontrollable and
Unpredictable Variables

CFI Annual Meeting August 11, 2009
World Grain and Oilseed Stocks
250
300
350
400
450
500
550
600
650
99/00 00/01 01/02 02/03 03/04 04/05 05/06 06/07 07/08 08/09 09/10 10/11
L
10/11
M
10/11
H
Mil Tonnes
10%
13%
16%
19%
22%
25%
28%
31%
34%
Percent
Stocks Percent of Use
Source: USDA and Mosaic (for 10/11 estimates)
Agricultural commodity price outlook
2010/11 Scenario Assumptions
Low Medium High
Harvested Area Change -0.5% -0.5% -0.5%
Yield Deviation from 11-Year Trend Largest Negative 0 Largest Positve
Demand Growth 1.5% 2.0% 2.5%

CFI Annual Meeting August 11, 2009
2010 new crop corn, soybean and wheat prices
2010 New Crop Prices
Daily Close of New Crop Options January 2, 2009 to August 7, 2009
3
4
5
6
7
8
9
10
11
Jan Feb Mar Apr May Jun Jul Aug
$ BU
Dec 10 Corn Nov 10 Soybeans Jul 10 Wheat
Source: CBOT and KCBOT

CFI Annual Meeting August 11, 2009
2010, 2011 and 2012 new crop corn
New Crop Corn Prices
Daily Close of New Crop Options January 2, 2009 to August 7, 2009
3.50
3.75
4.00
4.25
4.50
4.75
5.00
Jan Feb Mar Apr May Jun Jul Aug
$ BU
Dec 2010 Dec 2011 Dec 2012
Source: CBOT

CFI Annual Meeting August 11, 2009
2010 Farm Economics:  U.S. Midwest
Return After Variable Cost
for a U.S. Midwest High Yield Farm Operation
$0
$100
$200
$300
$400
$500
$600
$700
2005 2006 2007 2008 2009F 2010F
Source:  Iowa State University and Mosaic
$ Acre
Soybeans Corn Following Soybeans Corn Following Corn

CFI Annual Meeting August 11, 2009
2010 Farm Economics:  Brazil
Return After Variable Cost
for a Brazilian Farm Operation
-$100
$0
$100
$200
$300
$400
$500
$600
2004/05 2005/06 2006/07 2007/08 2008/09 2009/10F
Source:  Mosaic
$ Hectare
Corn in Parana Soybean in Mato Grosso

CFI Annual Meeting August 11, 2009
How quickly will Latin American demand recover?
Latin America MOP Imports
0.0
1.0
2.0
3.0
4.0
5.0
6.0
7.0
8.0
9.0
95 96 97 98 99 00 01 02 03 04 05 06 07 08 09F
Mil Tonnes
Source: Fertecon and Mosaic
Latin America Processed Phosphate Imports
0.0
1.0
2.0
3.0
4.0
5.0
6.0
7.0
8.0
9.0
95 96 97 98 99 00 01 02 03 04 05 06 07 08 09F
Mil Tonnes
Source: Fertecon and Mosaic

CFI Annual Meeting August 11, 2009
Lower and more stable energy costs?
Crude Oil Prices
Monthly Average of Daily Close of WTI Nearby Option
0
20
40
60
80
100
120
140
00 01 02 03 04 05 06 07 08 09
$ BBL
Source: NYMEX
Henry Hub Natural Gas Prices
Monthly Average of Daily Close of Nearby Options
2
4
6
8
10
12
14
00 01 02 03 04 05 06 07 08 09
$ MM Btu
Source: NYMEX

CFI Annual Meeting August 11, 2009
Lower and more stable raw materials costs?
Sulphur Prices
c&f Tampa
0
75
150
225
300
375
450
525
600
675
00 01 02 03 04 05 06 07 08 09
$ LT
Source: Green Markets
Ammonia Prices
c&f Tampa
50
150
250
350
450
550
650
750
850
950
00 01 02 03 04 05 06 07 08 09
$ MT
Source: Fertecon

CFI Annual Meeting August 11, 2009
Changes in the Indian fertilizer subsidy?
India Urea Imports
0.0
1.0
2.0
3.0
4.0
5.0
6.0
7.0
95 96 97 98 99 00 01 02 03 04 05 06 07 08 09F
Mil Tonnes
Source: FAI and Mosaic
Fertilizer Year Starting April 1
India MOP Imports
0.0
1.0
2.0
3.0
4.0
5.0
6.0
7.0
95 96 97 98 99 00 01 02 03 04 05 06 07 08 09F
Mil Tonnes
Source: FAI and Mosaic
Fertilizer Year Starting April 1
India DAP/MAP Imports
0.0
1.0
2.0
3.0
4.0
5.0
6.0
7.0
95 96 97 98 99 00 01 02 03 04 05 06 07 08 09F
Mil Tonnes
Source: FAI and Mosaic
Fertilizer Year Starting April 1

CFI Annual Meeting August 11, 2009
Chinese N&P export taxes and potash imports?
China MOP Imports
0.0
1.0
2.0
3.0
4.0
5.0
6.0
7.0
8.0
9.0
10.0
95 96 97 98 99 00 01 02 03 04 05 06 07 08 09F
Mil Tonnes
Source: Fertecon, China Customs, Mosaic
China Net Urea Exports
-8.0
-6.0
-4.0
-2.0
0.0
2.0
4.0
6.0
8.0
95 96 97 98 99 00 01 02 03 04 05 06 07 08 09F
Mil Tonnes
Source: Fertecon, China Customs, Mosaic
China Net DAP and MAP Exports
-6.0
-5.0
-4.0
-3.0
-2.0
-1.0
0.0
1.0
2.0
3.0
4.0
95 96 97 98 99 00 01 02 03 04 05 06 07 08 09F
Mil Tonnes
Source: Fertecon, China Customs, Mosaic

CFI Annual Meeting August 11, 2009
Other factors to watch in 2009/10
Agronomic conditions
Record yields and large nutrient withdrawals 2007-09
Significant declines in application rates in 2009
Macroeconomic environment
Economic recovery:  income and job growth
Credit availability
Interest and exchange rates
The intangibles
Customer sentiment/market momentum – pipeline re-stocking
Risk tolerance – changes in procurement processes and positioning decisions

CFI Annual Meeting August 11, 2009
2008/09 Post Mortem
Collapse of shipments, use and production
De-stocking from the pipeline to farm field
Lessons learned
2009/10 Prospects
Key near term drivers
Handicapping potential scenarios
Long Term Outlook
Strong demand drivers still intact
Handicapping the race between demand and supply growth
Topics

CFI Annual Meeting August 11, 2009
Long Term Outlook
Strong demand drivers still intact
Population and income growth
Further increases in grain-based biofuels production
Demand growth requires supply increases
Limited capacity additions during the next few years
Relatively high prices required to attract capital/justify new projects
Still high capital and operating costs
Long lead times before production
Significant economic and political risk in some regions
Key factors to watch
Stabilization of the global financial system
Global economic growth to fuel the food and energy demand story
Government policies
Commitments to biofuels initiatives
Indian fertilizer subsidy
Chinese industrial and trade policies
Economic development policies elsewhere

CFI Annual Meeting August 11, 2009
The 500 million tonne challenge next decade
World Grain and Oilseed Use
1,000
1,250
1,500
1,750
2,000
2,250
2,500
2,750
3,000
3,250
80 85 90 95 00 05 10 15 20
Source:  USDA and Mosaic
Mil Tonnes
Actual Actual for US Ethanol Forecast Forecast for U.S. Ethanol

Mosaic
Market Mosaic
Vol. 5 No.2 Summer 2009

U.S. Biofuels Revisited

Market Mosaic is a quarterly newsletter published for our customers, suppliers and stakeholders by the Market Analysis group of The Mosaic Company. The spring and fall issues recap our assessment of the near term outlook for agricultural and crop nutrient markets. The summer and winter issues provide an in-depth look at topics of special interest to our readers.

We examined U.S. biofuels in a special 12-page edition of Market Mosaic in December 2006. This issue described the ethanol and biodiesel production processes, recapped U.S. biofuels polices, analyzed the potential impacts of biofuels on energy and grain markets, and made six assessments about U.S. grain-based biofuels – assessments that still look valid today.

Biofuels were the darling of crop production agriculture back then. The introduction to this issue noted that biofuels not only were powering more vehicles but also were fueling the most optimistic outlook for agriculture since the 1970s. Capital was gushing into this sector and contractors could not build plants fast enough to keep up with demand or to suit investors who included not only traditional farm cooperative members but also diverse outside financial interests. Biofuels were lauded as the environmentally friendly motor fuel and the greatest rural development program never planned. Political support looked rock solid with large usage mandates, blending tax credits and import tariffs firmly in place.

A lot has happened during the last two and one-half years. The exponential increase in biofuels production coupled with a run-up in grain prices dissipated profits -- despite mandates and tax credits. Margins sank from a peak that produced project paybacks measured in months to a level so razor-thin that mistakes in forward pricing corn could prove fatal. Public support also waned as grain and food prices began to increase in 2007. Some politicians blamed biofuels for the 2008 food crisis and a few went so far as to call turning grain into fuel a crime against humanity. Food companies and livestock producers fingered biofuels as the root cause of their economic woes. Academics and environmental groups began to question how green grain-based biofuels really are.

This extraordinary turn of events warrants another look at grain-based biofuels. Biofuels have both passionate proponents and passionate opponents. This issue of Market Mosaic reviews developments since 2005, takes a dispassionate look at the prospects for grain-based biofuels during the next decade and highlights key policy issues that are stirring the passionate debate about biofuels.

We draw several conclusions from this updated analysis. First, the United States has developed a large grain-based biofuels industry during the past few years. The exponential increase in corn-based ethanol output has displaced a substantial amount of gasoline and impacted grain and oilseed markets.

Second, despite current economic and political challenges, our assessment is that prospects for the U.S. grain based biofuels industry look positive during the next decade. That conclusion is based the assumption of no radial changes in current U.S. biofuels policies, a bullish energy price outlook and the expectation of large yield increases during the next 10 years.

Finally, despite recent attacks on several fronts, we expect that political support for U.S grain-based biofuels will remain intact. The debate over the role of government in agricultural and energy markets no doubt will rage on. The best hope for less government involvement in grain-based biofuels comes not from expectations of sweeping libertarian reforms in Washington but rather from the potential for positive market developments during the next decade.

— continued inside

Michael R. Rahm
Vice President
mike.rahm@mosaicco.com

Joseph Fung
Market Analyst
joseph.fung@mosaicco.com

Mathew Philippi
Market Analyst Assistant
mat.philippi@mosaicco.com

31 CFI Annual Meeting August 11, 2009 U.S. Biofuels Revisited

CFI Annual Meeting August 11, 2009
U.S. Biofuels Revisited
Long term viability
Bullish oil fundamentals
Strong demand outlook (same as food story)
Uncertainties about new supplies
Continued or faster agricultural productivity gains from biotechnology
U.S. Energy Independence and Security Act of 2007
Biofuels mandates (RFS)
Conventional biofuels (ethanol from corn)
-
2009:  10.5 billion gallons
-
2015:  15.0 billion gallons
Advanced biofuels (all other forms)
-
2009:   600 million gallons (500 million biodiesel, 100 million UAB)
-
2022:   21.0 billion gallons (16 billion cellulosic, 5 billion UAD)
Political support in the United States

CFI Annual Meeting August 11, 2009
U.S. ethanol – significant part of gas supplies
U.S. Ethanol Production
0
2
4
6
8
10
12
14
16
95 96 97 98 99 00 01 02 03 04 05 06 07 08 09 10 11 12 13 14 15
Source:  EIA and Mosaic
Bil Gal
0%
2%
4%
6%
8%
10%
12%
14%
16%
Percent
Actual Forecast Percent of Gasoline Use

CFI Annual Meeting August 11, 2009
Positive long term phosphate demand prospects
2.5% CAGR
1.5% CAGR
2.0% CAGR
World Phosphate Fertilizer Demand Forecast
20
25
30
35
40
45
50
55
95 97 99 01 03 05 07 09 11 13 15 17 19
Source:  IFA and Fertecon
Mil Tonnes P
2
O
5
Actual Low Growth Medium Growth High Growth IFA Fertecon

CFI Annual Meeting August 11, 2009
Additional rock required to meet projected demand
Additional Rock Required to Meet Phosphate Demand Growth 2008-20
2008-20 Growth Scenario
Million Tonnes Low Medium High
Crop Nutrient Demand Growth (P
2
O
5
) 7.4 10.2 13.1
Crop Nutrient Demand Growth (CAGR) 1.5% 2.0% 2.5%
Other Demand Growth (P
2
O
5
) 0.8 0.9 1.0
Additional Rock Requirement 30.2 40.7 51.7
Assumes 66% BPL rock and 90% recovery rates

CFI Annual Meeting August 11, 2009
Positive long term potash demand prospects
3.50% CAGR
2.00% CAGR
2.75% CAGR
World Potash Fertilizer Demand Forecast
10
15
20
25
30
35
40
45
50
95 97 99 01 03 05 07 09 11 13 15 17 19
Source:  IFA and Fertecon
Mil Tonnes K
2
O
Actual Low Growth Medium Growth High Growth IFA Fertecon

CFI Annual Meeting August 11, 2009
Additional MOP required to meet projected demand
Additional MOP Required to Meet Potash Demand Growth 2008-20
2008-20 Growth Scenario
Million Tonnes Low Medium High
Crop Nutrient Demand Growth (K
2
O) 7.2 10.4 13.8
Crop Nutrient Demand Growth (CAGR) 2.00% 2.75% 3.50%
Other Demand Growth (K
2
O) 0.7 0.8 0.9
Additional MOP Requirement (KCL) 12.8 18.1 23.8
Assumes MOP supplies 97% of potash demand growth

Dr. Michael Rahm Vice President Market Analysis and Strategic Planning CFI Annual Meeting Whistler, BC August 11, 2009 Crop Nutrient Situation and Outlook THANK YOU!